UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2014

Health Care REIT, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 1, 2014, the shareholders of Health Care REIT, Inc. (the “Company”) approved an amendment to the Company’s Second Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of common stock from 400,000,000 to 700,000,000. The amendment to the Certificate of Incorporation became effective immediately upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware on May 2, 2014. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of the Company (the “Annual Meeting”) was duly called and held on May 1, 2014 in Toledo, Ohio. The voting results for each of the proposals submitted to a vote of the shareholders at the Annual Meeting are as follows:

Proposal #1 — Election of nine directors to hold office until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified:

Nominee	For	Against	Abstentions	Broker Non-Votes
William C. Ballard, Jr.	219,435,524	2,833,325	591,788	39,185,632
Thomas J. DeRosa	218,905,107	3,379,820	575,710	39,185,632
Jeffrey H. Donahue	220,339,855	1,939,983	580,799	39,185,632
Peter J. Grua	218,243,932	4,016,272	600,433	39,185,632
Fred S. Klipsch	221,568,097	717,608	574,932	39,185,632
Timothy J. Naughton	220,893,384	1,379,819	587,434	39,185,632
Sharon M. Oster	216,621,308	5,658,938	580,391	39,185,632
Judith C. Pelham	219,339,883	2,941,325	579,429	39,185,632
R. Scott Trumbull	217,860,782	4,429,538	570,317	39,185,632

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on April 14, 2014, George L. Chapman decided not to stand for re-election as a director of the Company at the Annual Meeting.

Proposal #2 — Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year 2014:

For	Against	Abstentions	Broker Non-Votes
247,160,255	13,876,093	1,009,921	0

Proposal #3 — Approval of the compensation of the named executive officers of the Company as disclosed in the proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC:

For	Against	Abstentions	Broker Non-Votes
189,133,515	31,245,396	2,481,726	39,185,632

Proposal #4 — Approval of an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 400,000,000 to 700,000,000 for general corporate purposes:

For	Against	Abstentions	Broker Non-Votes
245,726,564	13,515,037	2,804,668	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment of Second Restated Certificate of Incorporation of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CARE REIT, INC.

By:	/s/ THOMAS J. DEROSA
Name:	Thomas J. DeRosa
Title:	Chief Executive Officer

Dated: May 6, 2014

Exhibit Index

3.1	Certificate of Amendment of Second Restated Certificate of Incorporation of the Company.